UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2006
NAVISITE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27597 (Commission File No.)	52-2137343 (IRS Employer Identification No.)

400 Minuteman Road Andover, Massachusetts (Address of principal executive offices)	01810 (Zip Code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Press Release dated November 28, 2006

Item 2.02 Results of Operations and Financial Condition.
On November 28, 2006, NaviSite, Inc. (the “Registrant”) reported its results of operations for its fiscal first quarter ended October 31, 2006. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in Item 9.01, including the accompanying exhibit, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02 and in Item 9.01, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 27, 2006, John J. Gavin, Jr., the Chief Financial Officer and Treasurer of the Registrant gave notice of his resignation to pursue a new opportunity as Chief Financial Officer of another company. Mr. Gavin’s resignation is expected to be effective January 1, 2007.
On November 27, 2006, James W. Pluntze, the Registrant’s current Senior Vice President of Finance, was appointed the Chief Financial Officer and Treasurer of the Registrant, which appointment will be effective on the effective date of Mr. Gavin’s resignation. In connection with Mr. Pluntze’s appointment as Chief Financial Officer, his annual base salary was increased from $180,000 to $225,000, he will become eligible to receive a fiscal 2007 bonus of up to $100,000 upon the achievement of certain corporate objectives, and he was granted an option to purchase 75,000 shares of common stock pursuant to the Registrant’s Amended and Restated 2003 Stock Incentive Plan at an exercise price equal to $4.14 per share. The option shall be exercisable as to 25% of the original number of shares subject to the option on May 27, 2007 and thereafter in equal amounts monthly over the three year period commencing on May 27, 2007.
Mr. Pluntze has served as the Registrant’s Senior Vice President of Finance since May 2004. From March 2003 until May 2004, Mr. Pluntze served as the Registrant’s Vice President of Finance and Acting Chief Financial Officer. From January 2003 until April 2003, Mr. Pluntze served as a director and Chairman of the Audit Committee of the Registrant. From June 2002 to April 2003, Mr. Pluntze served as the Chief Financial Officer of Lanthorn Technology. From May 2000 to June 2002, Mr. Pluntze served as the Chief Financial Officer of Guardent, Inc.
Mr. Pluntze is 45 years old. There are no family relationships between Mr. Pluntze and any director or other executive officer of the Registrant.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished with this Form 8-K:
99.1	Press Release of the Registrant dated November 28, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaviSite, Inc.

Date: November 28, 2006
	By:	/s/ John J. Gavin, Jr.

John J. Gavin, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated November 28, 2006.